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                                                                   EXHIBIT 10.34

                               SECURITY AGREEMENT

      THIS AGREEMENT executed as of the ____ day of April, 2004, by and between __________________________ ("Secured Party") and XRG, INC., a Delaware
corporation ("XRG").

                              W I T N E S S E T H:

      WHEREAS, XRG has purchased certain Assets as defined in an Assert Purchase Agreement dated April __, 2004 and related Bill of Sale, Assignment of Contracts and Assumption Agreement by and between CAROLINA TRUCKING CONNECTION, INC., a North Carolina corporation ("CTC") and XRG (the "Purchase Agreement); and

      WHEREAS, in accordance with the terms of the Purchase Agreement XRG has agreed to cause the pay-off, release or satisfaction of certain of the CTC debts and obligations which are guaranteed by the existing CTC shareholders (collectively, "Seller's Guaranteed Obligations"); and

      WHEREAS, in order to secure said Seller's Secured Obligations, XRG wishes to grant Secured Party a security interest in and collateral assignment of the Assets more fully described in the Purchase Agreement (collectively, "Collateral"); and

      WHEREAS, Secured Party wishes to receive a security interest in the Collateral to secure payment of Seller's Secured Obligations.

      NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

      1. Recitals. The above recitals are true and correct and are incorporated herein.

      2. Security Interest. XRG hereby grants Secured Party a security interest in the Collateral to secure the payment of the Seller's Guaranteed Obligations. The

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Secured Party shall have a continuing security interest in the Collateral including all additions, replacements and proceeds thereof.

      3. Covenants. XRG agrees to use its commercially reasonable best efforts to cause the satisfaction, pay-off or refinancing of the Seller's Guaranteed Obligations as soon as practical following the closing date of the Purchase Agreement which must occur no later than 45 days following the closing date of the Purchase Agreement unless the Secured Party consents to such an extension based upon his satisfaction that XRG is exercising commercially reasonable best efforts: To the extent XRG is exercising commercially reasonable best efforts to cause the satisfaction, refinancing or pay-off of the Seller's Guaranteed Obligations then the Secured Party agrees to an additional 45 day extension of this covenant, provided that there have been no demands for payment upon the Seller as a guarantor or acceleration of the Seller's Guaranteed Obligations to any creditor.

      4. Cooperation. XRG shall execute all documents and do all such other acts as Secured Party may reasonably request in order to perfect Secured Party's security interest hereunder, including execution of Form UCC-1s. Likewise when all debts described herein are paid the Secured Party shall cooperate in the release of this security interest, including filing of a Form UCC-3.

      5. Events of Default. Any of the following shall constitute an event of default:

            (i) Failure of XRG to cause a satisfaction, pay-off or refinancing of the Seller's Guaranteed Obligations within the timeframes described in
Section 3 above.

            (ii)  Any breach by XRG hereof;

            (iii) The filing of any insolvency proceeding in which XRG is named as the insolvent party.

      6. Remedies. Upon an event of default, and after the XRG's receipt of thirty (30) days written notice of such event of default by Secured Party, Secured Party.

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Secured Party shall have available to it all other rights and remedies at law including the Uniform Commercial Code as adopted in North Carolina.

      7. Attorneys' Fees. XRG hereby agrees to pay all costs of Secured Party in enforcing Secured Party's rights hereunder including without limitation all attorneys' fees and costs of appeal, provided that Secured Party is successful in enforcing such rights and is found to be successful and to be entitled to reimbursement of such costs by a court of competent jurisdiction.

      8.    Miscellaneous.

            a. This Agreement shall be construed in accordance with the laws of the State of Florida.

            b. This Agreement contains the entire understanding between the parties and no modification hereof shall be valid unless in writing and signed by the parties.

            c. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, successors and assigns.

      IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed as of the day and year first above written.

WITNESSES:                        "Secured Party"

____________________________      _________________________________

____________________________

                                  "XRG"

                                  XRG, INC., a Delaware corporation

____________________________      By:______________________________

____________________________      As:______________________________

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